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                                  EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We have issued our report dated January 15, 1997, accompanying the consolidated financial statements of Tellabs, Inc. and Subsidiaries as of December 27, 1996, and for the two years then ended, and consent to the incorporation by reference thereof into this Registration Statement on Form S-8.

                                            GRANT THORNTON LLP


Chicago, Illinois
September 20, 1999



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